CONGRESS ALL CAP OPPORTUNITY FUND
Retail Class – Ticker:  CACOX
Institutional Class – Ticker:  IACOX

Supplement dated December 19, 2017 to the
 Prospectus and Statement of Additional Information ("SAI")
dated September 18, 2017

Important Notice Regarding Change in Investment Policy

Effective February 28, 2017, the Congress All Cap Opportunity Fund will change its name to the:

"Congress SMid Core Opportunity Fund"

The investment adviser believes that the new name will better describe the Fund's current investment strategy.

All references in the Prospectus and SAI to the Congress All Cap Opportunity Fund will be replaced with Congress SMid Core Opportunity Fund as of that date.

Although the investment strategy will not change, the Fund's investment policy will be updated to reflect the newly named Fund.

The new Investment Policy for the Congress SMid Core Opportunity Fund will be as follows:

The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid cap companies.  The Fund invests primarily in publicly traded stocks of U.S. companies which the Advisor considers to be either small or mid-size market capitalizations. The Fund defines small and mid-size market capitalization as companies whose market capitalization is under $40 billion.

Please retain this Supplement with the Prospectus and SAI.